ABERDEEN FOCUSED U.S. EQUITY FUND

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

This notice is to inform you that at a meeting held on September 16, 2020, the Board of Trustees (the “Board”) of Aberdeen Funds (the “Trust”) approved a change in the name of Aberdeen Focused U.S. Equity Fund (the “Fund”), a series of the Trust, and certain other changes. Such changes will take effect on or about December 1, 2020 (the “Effective Date”).

As of the Effective Date, the Fund’s name will be “Aberdeen U.S. Sustainable Leaders Smaller Companies Fund”.  In connection with the Fund’s name change, the Fund’s policy of investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by U.S. companies will change to a policy of investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by smaller U.S. companies that meet the Adviser’s sustainability criteria. Such securities include equity securities issued by smaller U.S. companies that the Adviser deems to have sound or improving prospects and which demonstrate that they are current or emerging sustainable leaders through their management of environmental, social and governance (“ESG”) risks and opportunities in accordance with the Adviser’s criteria.

More information regarding these changes is included in the Supplement to the Fund’s Prospectus, which is included with this notice.  Shareholders will receive an amended and restated Summary Prospectus for the Fund following the Effective Date.

Dated: September 23, 2020

ABERDEEN FUNDS

(the “Trust”)

Aberdeen Focused U.S. Equity Fund

(the “Fund”)

Supplement dated September 23, 2020 to the Fund’s Statutory Prospectus dated February 28, 2020, as supplemented to date

On September 16, 2020, the Board of Trustees (the “Board”) of the Trust approved a change in the Fund’s name, from the Aberdeen Focused U.S. Equity Fund to the Aberdeen U.S. Sustainable Leaders Smaller Companies Fund (“U.S. Sustainable Leaders Smaller Companies Fund”), and a change to the Fund’s principal investment strategies, 80% investment policy and expense limitation agreement, with such changes to take effect as of  the date of effectiveness of an amendment to the Trust’s registration statement, which is anticipated to be on or about December 1, 2020 (the “Effective Date”).

As described in further detail below, as of the Effective Date, the Fund will change from a focused U.S. equities strategy investing 80% of its net assets, plus any borrowings for investment purposes, in equity securities issued by U.S. companies to a smaller companies sustainable leaders strategy investing 80% of its net assets, plus any borrowings for investment purposes, in equity securities issued by smaller U.S. companies that meet the Adviser’s sustainability criteria. Such securities include equity securities issued by smaller U.S. companies that the Adviser deems to have sound or improving prospects and which demonstrate that they are current or emerging sustainable leaders through their management of environmental, social and governance (“ESG”) risks and opportunities in accordance with the Adviser’s criteria.

Starting on the Effective Date, the Fund’s portfolio management team will transition the Fund’s portfolio in line with its amended investment strategy.  In connection therewith, the Fund expects to experience portfolio turnover, which will result in higher than normal transaction costs to shareholders, which are currently estimated to be approximately 0.12% of the value of each shareholder’s investment. It is currently anticipated that any capital gains generated will be offset by capital losses. These estimates are subject to change depending on market conditions at the time the sales and purchases are made and the size of the Fund.

As of the Effective Date, the expiration date of Fund’s expense limitation agreement will be extended from February 29, 2021 to February 28, 2022.

Shareholders will receive an amended and restated Summary Prospectus for the Fund following the Effective Date.

Name and 80% Policy Change of the Fund

On the Effective Date, the Fund’s name will change from the Aberdeen Focused U.S. Equity Fund to the Aberdeen U.S. Sustainable Leaders Smaller Companies Fund (the “U.S. Sustainable Leaders Smaller Companies Fund”) and the Fund’s current non-fundamental policy to invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by U.S. companies will change to a non-fundamental policy to invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by smaller U.S. companies that meet the Adviser’s sustainability criteria. Such securities include equity securities issued by smaller U.S. companies that the Adviser deems to have sound or improving prospects and which demonstrate that they are current or emerging sustainable leaders through their management of environmental, social and governance (“ESG”) risks and opportunities in accordance with the Adviser’s criteria.

Change in Fund Benchmark

On the Effective Date, the Russell 2500 Index will replace the S&P 500 Index as the Fund’s primary benchmark.  The Adviser believes that the Russell 2500 Index provides a more meaningful comparison given the market capitalization of the Fund’s expected holdings for the Fund’s new strategy.

Expense Limitation Extension

The Trust and Aberdeen Standard Investments Inc. (the “Adviser”) have entered into an amended written contract limiting operating expenses (subject to certain exceptions outlined in the agreement) to 0.90% for all classes of the Fund until February 29, 2021. On the Effective Date, this contractual limit will remain at 0.90% for all classes of the Fund and will be extended for a term not to end before February 28, 2022 without the approval of the independent trustees of the Board.

Principal Investment Strategy and Principal Risk Changes

On the Effective Date, the Fund’s current non-fundamental policy to invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by U.S. companies will change to a non-fundamental policy to invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by smaller U.S. companies that meet the Adviser’s sustainability criteria. Such securities include equity securities issued by smaller U.S. companies that the Adviser deems to have sound or improving prospects and which demonstrate that they are current or emerging sustainable leaders through their management of ESG risks and opportunities in accordance with the Adviser’s criteria.

On the Effective Date, the following will replace the section entitled “Summary—Aberdeen Focused U.S. Equity Fund—Principal Strategies” in the Prospectus beginning on page 2:

The U.S. Sustainable Leaders Smaller Companies Fund seeks to achieve its investment objective of long-term capital appreciation by investing in equity securities of smaller (small- and mid-capitalization) U.S. companies that the Adviser deems to have sound or improving prospects and which demonstrate that they are current or emerging sustainable leaders through their management of environmental, social and governance (“ESG”) risks and opportunities in accordance with the Adviser’s criteria.

In carrying out the Fund’s investment strategies, the Adviser employs a fundamental, bottom-up equity investment process, which is based on first-hand research and disciplined company evaluation and which takes into consideration the sustainability of the business in its broadest sense and the company’s ESG performance. The Adviser’s stock analysts work closely with dedicated ESG specialists who sit within each regional investment team and provide industry-leading expertise and insight at the company level. In addition, engagement with company management is a key part of the Adviser’s research process and ongoing stewardship program.

The Adviser will identify stocks for their long-term, fundamental value based on quality and price. With respect to “quality”, the Adviser will assign each company a proprietary overall quality rating and also an ESG-quality rating ranging from 1 to 5 (1 indicating leaders and 5 indicating laggards) — enabling the Fund’s investment team to identify current and emerging sustainable leaders. Companies eligible for investment by the Fund must be rated 3 or better by the Adviser on both the overall quality rating and ESG-quality rating. Binary exclusions are also applied to exclude a defined list of unacceptable activities. The Fund will not invest in companies that, based on MSCI data, have:

•      failed to uphold one or more principals of the UN Global Compact;

•      an industry tie to controversial weapons;

•      a revenue contribution of 10% or more from the manufacture or sale of conventional weapons or weapons systems;

•      a revenue contribution of 10% or more from tobacco or are tobacco manufacturers;

•      a revenue contribution of 10% or more from the extraction of unconventional oil and gas; or

•      a revenue contribution from thermal coal extraction.

The Fund will measure compliance with its principal investment strategies at the time of investment, except that compliance with binary exclusions is tested as frequently as MSCI data is updated, which is currently quarterly. If a company no longer meets the Adviser’s ESG criteria, the Adviser intends, but is not required, to sell such security.

As a non-fundamental policy, under normal circumstances, the U.S. Sustainable Leaders Smaller Companies Fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by smaller U.S. companies that meet the Adviser’s sustainability criteria.

Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts.

The Fund considers smaller companies to be companies that have market capitalizations similar to those of companies included in the Russell 2500® Index at the time of investment. The range of the Russell 2500® Index was $7.44 million to $18.15 billion as of July 31, 2020.

Some companies may outgrow the definition of smaller company after the Fund has purchased their securities or may no longer fall within the range of a reconstituted index. These companies continue to be considered smaller for purposes of the Fund’s minimum 80% allocation to smaller company equities.

A company is considered to be a U.S. company if Fund management determines that the company meets one or more of the following criteria:

•      the company is organized under the laws of, or has its principal office in the United States;

•      the company has its principal securities trading market in the United States; and/or

•      the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in the United States.

The Fund may also invest in larger companies and non-U.S. companies, including primarily Canadian companies.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

The Fund may invest in securities denominated in U.S. Dollars and the currencies of any foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests.

On the Effective Date, the risk factor “Focus Risk” will be removed from the section entitled “Summary — Aberdeen Focused U.S. Equity Fund — Principal Risks” in the Prospectus beginning on page 2.

On the Effective Date, the following risk factor will be added in alphabetical order in the section entitled “Summary — Aberdeen Focused U.S. Equity Fund — Principal Risks” in the Prospectus beginning on page 2:

Sustainable Investing Risk — The Fund’s ESG strategies could cause it to perform differently compared to funds that do not have such strategies. The criteria related to the Fund’s ESG strategy, including the exclusion of securities of companies that engage in certain business activities, may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified as sustainable leaders by the Adviser do not operate as expected when addressing ESG issues. There are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views.

On the Effective Date, the first and second paragraphs under the section entitled “Summary — Aberdeen Focused U.S. Equity Fund — Performance” in the Prospectus on page 4 will be replaced with the following:

The bar chart and table below can help you evaluate potential risks of the U.S. Sustainable Leaders Smaller Companies Fund. The bar chart shows how the Fund’s annual total returns for Class C have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the Russell 2500® Index, a broad-based securities index, and the S&P 500® Index.  Effective December 1, 2020, the Russell 2500® Index replaced the S&P 500® Index as the Fund’s primary benchmark in connection with the change in the Fund’s investment strategy.  Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre or call 866-667-9231.

The Fund changed its investment strategy effective December 1, 2020 from a focused U.S. equity strategy to a U.S. sustainable leaders smaller companies strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen Focused U.S. Equity Fund to Aberdeen U.S. Sustainable Leaders Smaller Companies Fund. In addition, the Fund changed its investment strategy effective November 15, 2017 from a long-short equity strategy to a focused U.S. equity strategy.  In connection with the change in investment strategy, the Fund changed its name from Aberdeen Equity Long-Short Fund to Aberdeen Focused U.S. Equity Fund. Performance information for periods from November 15, 2017 to December 1, 2020 and prior to November 15, 2017 reflect different investment strategies than the current investment strategy.

Portfolio Management Changes

On the Effective Date, the table under the section entitled “Summary — Aberdeen Focused U.S. Equity Fund — Portfolio Managers” in the Prospectus on page 4 will be replaced with the following:

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Ralph Bassett, CFA®	Head of North American Equities	2008
Jason Kotik, CFA®	Investment Director	2004*
Timothy Skiendzielewski, CFA®	Investment Director	2012
Qie Zhang, CFA®	Investment Director	2008
Hugues McLean, CFA®	Investment Director	2010

*Includes Predecessor Fund

On the Effective Date, section entitled “Fund Management — Portfolio Management — Aberdeen Focused U.S. Equity Fund” in the Prospectus beginning on page 174 will be replaced with the following:

Aberdeen U.S. Mid Cap Equity Fund, Aberdeen U.S. Small Cap Equity Fund, Aberdeen U.S. Sustainable Leaders Fund, Aberdeen U.S. Sustainable Leaders Smaller Companies Fund

Each of the Aberdeen U.S. Mid Cap Equity Fund, Aberdeen U.S. Small Cap Equity Fund, Aberdeen U.S. Sustainable Leaders Fund and Aberdeen U.S. Sustainable Leaders Smaller Companies Fund is managed by the North American Equity Team. The North American Equity Team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. Teams work in an open floor plan environment in an effort to foster communication among all members. The Adviser does not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view.

The Team is jointly and primarily responsible for the day-to-day management of the Funds, with the following members having the most significant responsibility for the day-to-day management of each Fund, as indicated:

Portfolio Manager	Funds

Virgilio Aquino, CFA®, Investment Director
Virgilio Aquino is an Investment Manager on the North American Equity team at Aberdeen Standard Investments. In this role, Virgilio analyzes current and prospective holdings and assists with the management of client portfolios. Virgilio joined Aberdeen in 2012 after having interned in 2011. Previously, Virgilio worked at Navigant Consulting and FTI Consulting. Virgilio holds a BA (Hons) in Economics and International Relations from the University of Pennsylvania and an MBA (Hons) in Finance and Strategic Management from The Wharton School. He is a CFA charterholder.

Aberdeen U.S. Sustainable Leaders Fund

Ralph Bassett, CFA®, Head of North American Equities

Ralph Bassett is Head of North American Equities at Aberdeen Standard Investments. Ralph oversees the region’s research effort in addition to portfolio construction. Ralph joined Aberdeen Asset Management in 2006 upon the relocation of the Equity team from London to Philadelphia. Ralph earned a BS in Business, Finance (Hons) from Villanova University. He is a CFA charterholder.

Aberdeen U.S. Mid Cap Equity Fund Aberdeen U.S. Small Cap Equity Fund Aberdeen U.S. Sustainable Leaders Smaller Companies Fund Aberdeen U.S. Sustainable Leaders Fund

Chris Haimendorf, CFA®, Investment Director

Christopher Haimendorf is an Investment Director on the North American Equity Team at Aberdeen Standard Investments. In this role, Chris analyzes current and prospective holdings and assists with the management of client portfolios. Chris brings a wealth of experience to the firm. He moved from the European Equities team where he worked as an Investment Director since 2001, having previously covered UK Equities. Chris joined Standard Life Investments in 1998 after graduating from the University of Cambridge with a BA (Hons) in Natural Sciences (Physiology) and is a CFA charterholder.

Aberdeen U.S. Sustainable Leaders Fund

Jason Kotik, CFA®, Investment Director Jason Kotik is an Investment Director on the North American Equity team at Aberdeen Standard Investments. Jason is responsible for the co-	Aberdeen U.S. Mid Cap Equity Fund Aberdeen U.S. Small Cap Equity Fund Aberdeen U.S. Sustainable Leaders

management of client portfolios. Jason joined Aberdeen Asset Management in 2007following the acquisition of Nationwide Financial Services. Previously, Jason worked at Allied Investment Advisors and T. Rowe Price.  Jason graduated from the University of Delaware and earned an MBA from Johns Hopkins University. He is a CFA charterholder.

Smaller Companies Fund

Hugues McLean, CFA®, Investment Director

Hugues McLean is an Investment Director on the North American Equity team at Aberdeen Standard Investments. In this role, Hugues analyzes current and prospective investments and assists with the management of client portfolios. Hugues joined Aberdeen Asset Management in 2010, having previously worked at Maestro Group, a private Canadian real estate fund. Hugues graduated with a BSc in Finance and an MSc Finance, both from the University of Sherbrooke, Quebec. He is a CFA charterholder.

Aberdeen U.S. Sustainable Leaders Smaller Companies Fund Aberdeen U.S. Sustainable Leaders Fund

Ken Murphy, Investment Director

Previously with Standard Life plc, Ken Murphy joined Aberdeen Standard Investments as a result of the merger between Aberdeen Asset Management and Standard Life in August 2017. Ken joined the US Equity Team in June 2008. Based in Boston, Ken is responsible for US equity analysis of the Consumer Discretionary sector.  Ken joined Standard Life Investments in 2008 as a Portfolio Manager and equity sector analyst on the US desk. Prior to joining SLI, Ken worked for 10 years at Putnam investments covering multiple sectors as an analyst and as a sector portfolio manager of their Research Fund. Ken has 10 years’ investment experience at Standard Life Investments with 22 years’ experience in the industry.  Ken graduated with a BA in Economics from the Paul Business School at the University of New Hampshire and an MBA from MIT Sloan School.

Aberdeen U.S. Sustainable Leaders Fund

Fran Radano, CFA®, Investment Director

Fran Radano is an Investment Director on the North American Equity team at Aberdeen Standard Investments. Fran is responsible for the co-management of client portfolios. Fran joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services. Previously, Fran worked at Salomon Smith Barney and SEI Investments. Fran graduated with a BA in Economics from Dickinson College and an MBA in Finance from Villanova University. He is a CFA charterholder.

Aberdeen U.S. Mid Cap Equity Fund Aberdeen U.S. Small Cap Equity Fund

Tim Skiendzielewski, CFA®, Investment Director

Tim Skiendzielewski is an Investment Director on the North American Equity team at Aberdeen Standard Investments. In this role, Tim analyzes current and prospective investments and assists with the management of client portfolios. Tim joined Aberdeen in 2012 from Morgan Stanley. Previously, Tim worked for both Promontory Financial Group and Navigant Consulting. Tim graduated with a BS in Finance from Georgetown University and earned an MBA from the University of Chicago. He is a CFA charterholder.

Aberdeen U.S. Small Cap Equity Fund Aberdeen U.S. Sustainable Leaders Smaller Companies Fund

Qie Zhang, CFA®, Investment Director

Qie Zhang is an Investment Director on the North American Equity team at Aberdeen Standard Investments. In this role, Qie analyzes current and prospective investments and co-manages client portfolios. Qie joined Aberdeen in 2008, having previously worked at Bloomberg LP. Qie

Aberdeen U.S. Mid Cap Equity Fund Aberdeen U.S. Sustainable Leaders Smaller Companies Fund

graduated with a BA from Franklin & Marshall College in Biology and Psychology and earned an MBA from Columbia University. She is a CFA charterholder.

Please retain this Supplement for future reference.

ABERDEEN FUNDS

(the “Trust”)

Aberdeen Focused U.S. Equity Fund

(the “Fund”)

Supplement dated September 23, 2020 to the Fund’s Statement of Additional Information (“SAI”) dated February 28, 2020, as supplemented to date

On September 16, 2020, the Board of Trustees (the “Board”) of the Trust approved a change in the Fund’s name, from the Aberdeen Focused U.S. Equity Fund to the Aberdeen U.S. Sustainable Leaders Smaller Companies Fund (“U.S. Sustainable Leaders Smaller Companies Fund”), and a change to the Fund’s principal investment strategies, 80% investment policy and expense limitation agreement, with such changes to take effect as of  the date of effectiveness of an amendment to the Trust’s registration statement, which is anticipated to be on or about December 1, 2020 (the “Effective Date”).

As of the Effective Date, the Fund will change from a focused U.S. equities strategy investing 80% of its net assets, plus any borrowings for investment purposes, in equity securities issued by U.S. companies to a smaller companies sustainable leaders strategy that includes equity securities issued by smaller U.S. companies that meet the Adviser’s sustainability criteria..

Starting on the Effective Date, the Fund’s portfolio management team will transition the Fund’s portfolio in line with its amended investment strategy.  In connection therewith, the Fund expects to experience portfolio turnover, which will result in higher than normal transaction costs to shareholders, which are currently estimated to be approximately 0.12% of the value of each shareholder’s investment. It is currently anticipated that any capital gains generated will be offset by capital losses. These estimates are subject to change depending on market conditions at the time the sales and purchases are made and the size of the Fund.

As of the Effective Date, the expiration date of Fund’s expense limitation agreement will be extended from February 29, 2021 to February 28, 2022.

An amended and restated SAI will be available for the Fund following the Effective Date.

Please retain this Supplement for future reference.